Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved. 1 Insight Enterprises, Inc. Third Quarter 2023 Earnings Conference Call and Webcast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 23 Disclosures ◦ Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, our expectations regarding current supply constraints, our expectations regarding backlog shipments, our expectations as it relates to the holders of our convertible senior notes, future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. ◦ Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non- GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. ◦ Constant currency In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 33 Table of Contents ◦ Solutions Integrator Strategy ◦ Areas of Expertise ◦ Solutions at Work ◦ Industry and Partner Recognitions ◦ Third Quarter 2023 Highlights and Performance ◦ 2027 KPIs for Success ◦ Adjusted EBITDA and Debt Covenants ◦ 2023 Outlook ◦ Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 43 Our strategy is to become THE leading SOLUTIONS INTEGRATOR The pillars of our strategy are: Solutions Integrator Systems Integrator Reseller Distributor ≠ Captivate Clients Sell Solutions Deliver Differentiation Champion our Culture

Well Positioned to Help Organizations

Modern Workplace

Create a productive, flexible and secure workplace

Modern Apps

Create new product experiences and transform legacy applications to drive increased business value

Modern Infrastructure

Architect and modernize multicloud and networking solutions to drive business transformation


Our expertise

Intelligent Edge

Gather and utilize data in the most efficient way possible to enable real-time decision-making and affect pivotal outcomes

Data and AI

Leverage analytics and AI to transform business operations and user experiences

Cybersecurity

Mitigate risks and secure business assets

Our services

Managed Services

Eliminate business disruption and strategically align resources

Consulting Services

Create competitive advantages and improve operations by aligning business goals to IT and product strategies

Hardware, Software and Lifecycle Services

Simplify supply chain and streamline costs across the global hardware and software lifecycle

Insight.

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 63 Accelerated Multisite Deployment The challenge: The results: • Rapid growth required a strategic partner that could deliver outcomes to meet demand and address growing backlog • Deployment of equipment into tens of thousands of vehicles across the U.S. required specialized teams for custom installation, configuration and technical skills to meet internal timelines • Enable our client to go to market faster with their products • Improve client’s customer satisfaction through reduced delivery times • Work down client backlog and accelerate revenue growth • Implement a customized solution combining routers, cameras and cloud software with our services • Leverage Insight edge expertise to quickly deploy and test the solution at the edge, adhering to key testing and quality assurance requirements The solution:

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 73 Insurance Company Drives Agile Culture for Next- Gen Claims The challenge: The results: • Internal directive to mobilize a team of in-house developers to build a new, custom, internal claims processing application • Lack of existing Agile/Scrum cultures for acceleration and time to value • Development and rollout of a competitive next-gen claims processing application • Scalability as the business and organization evolves • Introduce proven Agile and Scrum practices while guiding the development • Enable tools and engagements including: ◦ User story mapping sessions ◦ Forecasting exercises ◦ Agility health checks The solution:

Industry and Partner Recognitions

- **Included in 2023 Gartner Magic Quadrant for:**
  - **Software Asset Management Managed Services**
  - **Public Cloud IT Transformation Services**
- **EMEA Innovation Partner at this year's Canalys Forum**

WORLD'S BEST EMPLOYERS | Forbes 2023 | POWERED BY STATISTA

No. 379 FORTUNE 500

DEI BEST PLACE TO WORK FOR DISABILITY INCLUSION 2023 | 100 DISABILITY EQUALITY INDEX

Forbes 2022 & 2023 | BEST EMPLOYERS FOR DIVERSITY | POWERED BY STATISTA

HUMAN RIGHTS CAMPAIGN FOUNDATION | BEST PLACES TO WORK 2022 for LGBTQ+ Equality | 100% CORPORATE EQUALITY INDEX

Forbes 2023 | THE BEST EMPLOYERS FOR WOMEN | POWERED BY STATISTA

U.S. Best Places to Work

No. 1 | Inland Northwest
No. 2 | Phoenix Business Journal
No. 4 | Columbus CEO Magazine
No. 7 | Triangle Business Journal
No. 9 | Phoenix Healthiest Employers
No. 16 | Best Tech Internships
No. 24 | Forbes Best Employers – Ohio
No. 50 | Forbes Best Employers – Arizona

International Best Places to Work

No. 1 | Hong Kong Best Workplaces
No. 1 | Singapore Best Workplaces in Tech
No. 4 | Austria Best Workplaces
No. 7 | Italy Best Workplaces
No. 11 | UK Best Workplaces
No. 11 | Australia Best Workplaces
No. 12 | Italy Best for Diversity, Equity & Inclusion
No. 13 | Spain Best Workplaces
No. 16 | UK Best Workplaces for Wellbeing
No. 22 | Best Workplaces in Europe
No. 27 | UK Best Workplaces for Women
Certified | Philippines Great Place to Work
Certified | China Great Place to Work
Certified | New Zealand Great Place to Work
Canada | Montreal Gazette Top 100 Employers
Canada | 50 Most Engaged Workplaces: **Elite 8**

Insight

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Q3 2023 Performance

(Changes against prior year period)

NET SALES

$2.3B

decrease of 11%

GROSS PROFIT

$409M

increase of 2%

52% services gross profit as a % of total gross profit***, including 24% from cloud

EARNINGS

EARNINGS FROM OPERATIONS

$92M

increase of 2%

ADJUSTED EARNINGS FROM OPERATIONS*

$120M

increase of 12%

DILUTED EARNINGS PER SHARE

$1.62

increase of 3%

Q3 RECORD ADJUSTED DILUTED EARNINGS PER SHARE*

$2.37

increase of 19%

MARGINS

Q3 RECORD GROSS MARGIN

18.0%

up 220 bps

EFO MARGIN

4.1%

up 50 bps

ADJUSTED EFO* MARGIN

5.3%

up 110 bps

EBITDA

NET EARNINGS

$60.2M

increase of 5%

ADJUSTED EBITDA*

$128.8M

increase of 15%

CASH FLOWS AND CASH CYCLE

CASH CONVERSION CYCLE

35 DAYS

down (11) days

Days sales outstanding (DSO) +14 days
Days inventory outstanding (DIO) -6 days
Days purchases outstanding (DPO) +(19) days

NET CASH FROM OPERATIONS

$226M Q3 2023 / **$414M** YTD 2023

SEGMENTS

	NET SALES	GROSS PROFIT	EFO	ADJUSTED EFO*
NORTH AMERICA	**$1.9B** decrease of 11%	**$334M** flat YoY	**$86M** increase of 5%	**$109M** increase of 11%
EMEA	**$354M** decrease of 7% decrease of 13%**	**$60M** increase of 15% increase of 7%**	**$2M** decrease of 60% decrease of 65%**	**$6M** increase of 34% increase of 19%**
APAC	**$51M** decrease of 7% decrease of 4%**	**$15M** increase of 3% increase of 6%**	**$4M** increase of 8% increase of 9%**	**$4M** increase of 7% increase of 9%**

Insight.

* See Appendix for reconciliation of non-GAAP measures
** Reference "Constant currency" section on slide 2 of this presentation
*** For the twelve months ended September 30, 2023

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2027 KPIs for Success

KPIs	TTM Q3 2023	2027
Cloud GP | 5-year CAGR**	24%	16% - 20%
Core services GP | 5-year CAGR**	14%	16% - 20%
Adjusted EBITDA Margin*	5.3%	6.5% - 7.0%
Adjusted DEPS* | 5-year CAGR**	13%	19% - 22%
Adjusted ROIC*	16.8%	>25%
Adjusted free cash flow as % of Adjusted net earnings*	211%	>90%

* Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, (vii) certain third-party data center service outage expenses, and (viii) the tax effects of each of these items, as applicable. Due to the inherent difficulty of forecasting these adjustments, which impact net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA margin, the Company is unable to reasonably estimate the impact of such adjustments, if any, to net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA. Accordingly, the Company is unable to provide a reconciliation for the 2027 forecast of GAAP to non-GAAP net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA margin. See Appendix and elsewhere in this presentation for reconciliation of historical non-GAAP measures

** Baseline year for 2027 CAGR is 2022. Baseline year for TTM Q3 2023 CAGR is 2018

Note: Insight Core services is defined as services Insight delivers and manages. Adjusted free cash flow is defined as cash flow from operations minus capital expenditures

Insight

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NET SALES

$2.3B
decrease of 11% y/y



$2.5B
$2.5B
$2.3B
$2.3B
$2.3B
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23

Trailing twelve months

$9.4B*
decrease of 10% y/y



$10.4B
$10.5B
$10.4B
$10.1B
$9.7B
$9.4B
Q2-22
Q3-22
2022
Q1-23
Q2-23
Q3-23

GROSS PROFIT

$409M
increase of 2% y/y



Gross Margin
15.8%
16.8%
16.8%
18.4%
18.0%
$399M
$421M
$391M
$433M
$409M
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23

Trailing twelve months

$1.7B*
increase of 3% y/y



15.0%
15.3%
15.7%
16.3%
16.9%
17.5%
$1.6B
$1.6B
$1.6B
$1.6B
$1.6B
$1.7B
Q2-22
Q3-22
2022
Q1-23
Q2-23
Q3-23

Insight.

* For the twelve months ended September 30, 2023

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SERVICES NET SALES

$376M ⬆ increase of 3% y/y



$365M
$384M
$356M
$404M
$376M
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23

Trailing twelve months

$1.5B* ⬆ increase of 5% y/y



$1,410M
$1,452M
$1,483M
$1,499M
$1,509M
$1,520M
Q2-22
Q3-22
2022
Q1-23
Q2-23
Q3-23

SERVICES GROSS PROFIT

$216M ⬆ increase of 16% y/y



Gross Margin
51%
56%
55%
59%
57%
$187M
$213M
$196M
$237M
$216M
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23

Trailing twelve months

$863M* ⬆ increase of 12% y/y



54%
53%
54%
55%
55%
57%
$756M
$772M
$800M
$821M
$833M
$863M
Q2-22
Q3-22
2022
Q1-23
Q2-23
Q3-23

Insight

* For the twelve months ended September 30, 2023

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 133 $71M INSIGHT CORE SERVICES GROSS PROFIT $96M CLOUD GROSS PROFIT increase of 17% y/y $269M* increase of 9% y/y * For the twelve months ended September 30, 2023 Note: Insight Core services is defined as services Insight delivers and manages $390M* increase of 25% y/y $59M $65M $61M $72M $71M Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 $241M $246M $253M $252M $257M $269M Q2-22 Q3-22 2022 Q1-23 Q2-23 Q3-23 $82M $91M $88M $115M $96M Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 $294M $312M $340M $364M $376M $390M Q2-22 Q3-22 2022 Q1-23 Q2-23 Q3-23 25% 28% 28% 30% 31% Gross Margin 27% 27% 27% 27% 28% 29% Trailing twelve months Trailing twelve months increase of 20% y/y

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 143 EARNINGS FROM OPERATIONS increase of 2% y/y ADJUSTED EARNINGS FROM OPERATIONS** $402M* $107M $128M $94M $130M $120M Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 $428M $441M $467M $471M $459M $472M Q2-22 Q3-22 2022 Q1-23 Q2-23 Q3-23 * For the twelve months ended September 30, 2023 ** See Appendix for reconciliation of non-GAAP measures $120M increase of 12% y/y $472M* increase of 7% y/y $92M $90M $114M $77M $119M $92M Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 increase of 2% y/y $386M $393M $414M $411M $400M $402M Q2-22 Q3-22 2022 Q1-23 Q2-23 Q3-23 Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 153 DILUTED EARNINGS PER SHARE increase of 3% y/y ADJUSTED DILUTED EARNINGS PER SHARE** $7.26* $1.99 $2.53 $1.78 $2.56 $2.37 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 $8.49 $8.61 $9.11 $9.09 $8.86 $9.25 Q2-22 Q3-22 2022 Q1-23 Q2-23 Q3-23 * For the twelve months ended September 30, 2023 ** See Appendix for reconciliation of non-GAAP measures $2.37 increase of 19% y/y $9.25* increase of 7% y/y $1.62 $1.58 $2.13 $1.34 $2.17 $1.62 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 increase of 1% y/y $7.15 $7.22 $7.66 $7.47 $7.22 $7.26 Q2-22 Q3-22 2022 Q1-23 Q2-23 Q3-23 Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 163 Adjusted EBITDA and Debt Covenants Twelve Months Ended September 30, US Dollars in $000s 2023 2022 Adjusted Consolidated EBITDA Net earnings $ 268,178 $ 265,264 Interest expense 47,889 41,213 Taxes 90,673 88,939 Depreciation and amortization of property and equipment 25,788 22,711 Amortization of intangible assets 33,320 32,763 Other* 36,450 15,429 Adjusted consolidated EBITDA $ 502,298 $ 466,319 Net earnings as a % of net sales 2.8% 2.5 % Adjusted consolidated EBITDA margin 5.3% 4.4 % Add: Non-cash stock-based compensation 32,397 20,775 Less: Capital expenditures (40,739) (83,338) Adjusted consolidated EBITDAS for FCCR Ratio $ 493,956 $ 403,756 Taxes and interest** $ 122,445 $ 109,181 Fixed Charge Coverage Ratio 4.0 3.7 Fixed Charge Coverage $493,956 $122,445 EBITDA-Dividends-CAPEX Fixed Charges $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Total Leverage Ratio $672,975 $534,695 Consolidated Funded Indebtedness Adjusted Consolidated EBITDAS $— $300,000 $600,000 $900,000 $1,200,000 * “Other” includes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) transformation costs, (iv) certain acquisition and integration related expenses, and (v) certain third-party data center service outage expenses ** Tax expense plus interest expense less non-cash imputed interest under the Company’s inventory financing facilities 4.03x 1.26x

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 173 Full Year 2023 Outlook Assumptions: As of November 2, 2023 As of August 3, 2023 Gross profit growth low single digit low to mid single digit Adjusted diluted EPS* $9.40 - $9.60 $9.40 - $9.60 Interest expense $45 - $47 million $46 - $48 million Effective tax rate 25% - 26% 26% Capital expenditures $40 - $45 million $45 - $50 million Average share count 34.8 million 34.8 million Other Exclusions and Assumptions: • Average share count for the full year of 34.8 million shares includes estimated potential dilution from the warrants relating to the Call Spread Transactions, net of share repurchases completed in the first nine months of 2023 • Excludes acquisition-related intangibles amortization expense of approximately $34 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net • Assumes no significant change in our debt instruments * Adjusted diluted earnings per share excludes severance and restructuring expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2023 forecast

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 193 Q3 2023 YTD | Financial Performance Nine Months Ended September 30, US Dollars in $000s, except for per share data 2023 2022 Change Consolidated IEI Net sales $6,939,829 $7,928,581 (12) % Net sales, constant currency* (12) % Product net sales $5,803,408 $6,828,726 (15) % Services net sales $1,136,421 $1,099,855 3 % Gross profit $1,233,375 $1,216,008 1 % Gross margin 17.8% 15.3% 250 bps Gross profit, constant currency* 2 % Product gross profit $583,688 $628,943 (7) % Services gross profit $649,687 $587,065 11 % GAAP earnings from operations $287,934 $299,684 (4) % Adjusted earnings from operations** $343,455 $338,345 2 % GAAP diluted earnings per share $5.13 $5.53 (7) % Adjusted diluted earnings per share** $6.72 $6.58 2% * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 203 * See Appendix for reconciliation of non-GAAP measures Consolidated IEI Financial Metrics Three Months Ended Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Net Sales YoY 4% (2) % (12) % (14) % (11) % Gross Margin 15.8% 16.8% 16.8% 18.4% 18.0 % GAAP EFO $90.3M $114.0M $77.5M $118.6M $91.9M GAAP EFO YoY 9% 22% (3) % (8) % 2 % GAAP EFO Margin 3.6% 4.6% 3.3% 5.0% 4.1 % Adjusted EFO* $107.1M $128.3M $94.0M $129.7M $119.8M Adjusted EFO* YoY 14% 25% 5% (8) % 12 % Adjusted EFO* Margin 4.2% 5.1% 4.0% 5.5% 5.3 % GAAP Diluted EPS $1.58 $2.13 $1.34 $2.17 $1.62 GAAP Diluted EPS YoY 5% 26% (12) % (10) % 3 % Adjusted Diluted EPS* $1.99 $2.53 $1.78 $2.56 $2.37 Adjusted Diluted EPS* YoY 6% 25% (2) % (8) % 19 % Twelve Months Ended Q2-22 Q3-22 2022 Q1-23 Q2-23 Q3-23 Net Sales YoY 20% 15% 11% 2% (7) % (10) % Gross Margin 15.0% 15.3% 15.7% 16.3% 16.9% 17.5 % GAAP EFO $386.0M $393.1M $413.7M $411.3M $400.4M $402.0M GAAP EFO YoY 29% 22% 25% 19% 4% 2 % GAAP EFO Margin 3.7% 3.7% 4.0% 4.1% 4.1% 4.3 % Adjusted EFO* $427.7M $441.3M $466.6M $471.0M $459.0M $471.7M Adjusted EFO* YoY 30% 25% 29% 23% 7% 7 % Adjusted EFO* Margin 4.1% 4.2% 4.5% 4.7% 4.7% 5.0 % GAAP Diluted EPS $7.15 $7.22 $7.66 $7.47 $7.22 $7.26 GAAP Diluted EPS YoY 33% 25% 29% 19% 1% 1 % Adjusted Diluted EPS* $8.49 $8.61 $9.11 $9.09 $8.86 $9.25 Adjusted Diluted EPS* YoY 34% 26% 28% 19% 4% 7%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 213 Services Financial Metrics Three Months Ended Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Services Revenue $365M $384M $356M $404M $376M Services Revenue YoY 13% 9% 5% 2% 3% Services Gross Profit $187M $213M $196M $237M $216M Insight Core Services Gross Profit $59M $65M $61M $72M $71M Agent Services* Gross Profit $127M $148M $136M $165M $145M Services Gross Profit YoY 10% 15% 12% 6% 16% Insight Core Services Gross Profit YoY 9% 11% —% 7% 20% Agent Services* Gross Profit YoY 10% 17% 18% 5% 14% Services Gross Margin 51% 56% 55% 59% 57% Insight Core Services Gross Margin 25% 28% 28% 30% 31% Agent Services* Gross Margin 100% 100% 100% 100% 100% Twelve Months Ended Q2-22 Q3-22 2022 Q1-23 Q2-23 Q3-23 Services Revenue $1,410M $1,452M $1,483M $1,499M $1,509M $1,520M Services Revenue YoY 16% 15% 13% 11% 7% 5% Services Gross Profit $756M $772M $800M $821M $833M $863M Insight Core Services Gross Profit $241M $246M $253M $252M $257M $269M Agent Services* Gross Profit $514M $526M $547M $568M $576M $594M Services Gross Profit YoY 14% 13% 13% 13% 10% 12% Insight Core Services Gross Profit YoY 17% 14% 14% 9% 6% 9% Agent Services* Gross Profit YoY 13% 12% 12% 15% 12% 13% Services Gross Margin 54% 53% 54% 55% 55% 57% Insight Core Services Gross Margin 27% 27% 27% 27% 28% 29% Agent Services* Gross Margin 100% 100% 100% 100% 100% 100% * Represents agent services other than those included in Insight Core services Note 1: Insight Core services is defined as services Insight delivers and manages Note 2: Numbers may not foot due to immaterial rounding

Reconciliation of GAAP to Non-GAAP Financial Measures*

US Dollars in $000s, except per share data	Three Months Ended September 30,			Nine Months Ended September 30,	
	2023	2022	2021	2023	2022
Adjusted Consolidated Earnings from Operations:					
GAAP consolidated EFO	$ 91,862	$ 90,279	$ 83,151	$ 287,934	$ 299,684
Amortization of intangible assets	8,648	8,986	7,988	25,243	24,815
Other**	19,280	7,829	2,396	30,278	13,846
Adjusted non-GAAP consolidated EFO	$ 119,790	$ 107,094	$ 93,535	$ 343,455	$ 338,345
GAAP EFO as a percentage of net sales	4.1%	3.6%	3.4%	4.1%	3.8%
Adjusted non-GAAP EFO as a percentage of net sales	5.3%	4.2%	3.8%	4.9%	4.3%
Adjusted Consolidated Net Earnings:					
GAAP consolidated net earnings	$ 60,247	$ 57,316	$ 55,483	$ 190,701	$ 203,131
Amortization of intangible assets	8,648	8,986	7,988	25,243	24,815
Amortization of debt discount and issuance costs	—	—	3,049	—	—
Other**	19,280	7,829	2,396	30,278	13,846
Income taxes on non-GAAP adjustments	(6,496)	(4,295)	(3,172)	(13,729)	(9,773)
Adjusted non-GAAP consolidated net earnings	$ 81,679	$ 69,836	$ 65,744	$ 232,493	$ 232,019
Adjusted Diluted Earnings Per Share:					
GAAP diluted EPS	$ 1.62	$ 1.58	$ 1.51	$ 5.13	$ 5.53
Amortization of intangible assets	0.23	0.25	0.22	0.68	0.68
Amortization of debt discount and issuance costs	—	—	0.08	—	—
Other	0.52	0.22	0.07	0.82	0.38
Income taxes on non-GAAP adjustments	(0.17)	(0.12)	(0.09)	(0.37)	(0.27)
Impact of benefit from note hedge	0.17	0.06	0.08	0.46	0.26
Adjusted non-GAAP diluted EPS	$ 2.37	$ 1.99	$ 1.87	$ 6.72	$ 6.58
Shares used in diluted EPS calculation	37,203	36,340	36,745	37,149	36,714
Impact of benefit from note hedge	(2,774)	(1,187)	(1,509)	(2,533)	(1,468)
Shares used in Adjusted non-GAAP diluted EPS calculation	34,429	35,153	35,236	34,616	35,246

Insight.

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, (vii) certain third-party data center service outage expenses, and (viii) the tax effects of each of these items, as applicable

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22

** Includes transformation costs of $3.7 million and $6.7 million for the three months ended September 30, 2023 and 2022, respectively, and $14.0 million and $8.3 million for the nine months ended September 30, 2023 and 2022, respectively. Includes certain third-party data center service outage expenses of $8.0 million for both the three and nine months ended September 30, 2023 with no comparable costs in the prior year periods

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 233 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended September 30, US Dollars in $000s 2023 2022 Adjusted North America Earnings from Operations: GAAP EFO from North America segment $ 86,083 $ 82,262 Amortization of intangible assets 7,718 8,468 Other** 15,547 7,792 Adjusted non-GAAP EFO from North America segment $ 109,348 $ 98,522 Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment $ 1,681 $ 4,210 Amortization of intangible assets 822 404 Other 3,731 35 Adjusted non-GAAP EFO from EMEA segment $ 6,234 $ 4,649 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 4,098 $ 3,807 Amortization of intangible assets 108 114 Other 2 2 Adjusted non-GAAP EFO from APAC segment $ 4,208 $ 3,923 * Adjusted earnings from operations excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) certain third-party data center service outage expenses, and (vii) the tax effects of each of these items, as applicable ** Includes transformation costs of $3.7 million and $6.7 million for the three months ended September 30, 2023 and 2022, respectively. Includes certain third-party data center service outage expenses of $8.0 million for the three months ended September 30, 2023 with no comparable costs in the prior year period

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 243 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Twelve Months Ended September 30, US Dollars in $000s 2023 Adjusted Free Cash Flow: Net cash provided by operating activities $ 717,733 Less: Purchases of property and equipment 40,739 Adjusted non-GAAP free cash flow $ 676,994 Net cash used in investing activities $ (108,071) Net cash used in financing activities $ (499,126) Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 268,178 Amortization of intangible assets 33,320 Other 36,450 Income taxes on non-GAAP adjustments (17,262) Adjusted non-GAAP consolidated net earnings $ 320,686 Net cash provided by operating activities as % net earnings 268 % Adjusted free cash flow as % of adjusted net earnings 211% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) certain third-party data center service outage expenses, and (vii) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 253 Reconciliation of GAAP to Non-GAAP Financial Measures (continued) 1 Assumed tax rate of 26.0% 2 Average of previous five quarters 3 Computed as GAAP consolidated EFO, net of tax of $104,507 and $102,206 for the twelve months ended September 30, 2023 and 2022, respectively, divided by invested capital 4 Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital 5 Includes transformation costs of $18.1 million and $8.3 million for the twelve months ended September 30, 2023 and 2022, respectively. Includes certain third-party data center service outage expenses of $8.0 million for the twelve months ended September 30, 2023 Twelve Months Ended September 30, US Dollars in $000s 2023 2022 Return on Invested Capital: GAAP consolidated EFO $ 401,950 $ 393,101 Amortization of intangible assets 33,320 32,763 Other5 36,450 15,429 Adjusted non-GAAP consolidated EFO $ 471,720 $ 441,293 Income tax expense1 122,647 114,736 Adjusted non-GAAP consolidated EFO, net of tax $ 349,073 $ 326,557 Average stockholders’ equity2 $ 1,605,492 $ 1,546,245 Average debt2 659,161 757,603 Average cash2 (183,259) (120,026) Invested Capital $ 2,081,394 $ 2,183,822 Adjusted non-GAAP ROIC (from GAAP consolidated EFO)3 14.3% 13.3 % Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)4 16.8% 15.0%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 263 Three Months Ended September 30, US Dollars in $000s 2023 2022 Adjusted Consolidated EBITDA GAAP consolidated net earnings $ 60,247 $ 57,316 Interest expense 13,874 12,376 Income tax expense 19,805 19,460 Depreciation and amortization of property and equipment 6,902 6,449 Amortization of intangible assets 8,648 8,986 Other* 19,280 7,829 Adjusted non-GAAP EBITDA $ 128,756 $ 112,416 * Includes transformation costs of $3.7 million and $6.7 million for the three months ended September 30, 2023 and 2022, respectively. Includes certain third-party data center service outage expenses of $8.0 million for the three months ended September 30, 2023 with no comparable costs in the prior year period Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 273 Reconciliation of GAAP to Non-GAAP Financial Measures (continued) Three Months Ended September 30, US Dollars in $000s 2023 2022 Adjusted North America Selling and Administrative Expenses: GAAP selling and administrative expenses $ 244,154 $ 249,745 Less: Other* 19,645 15,571 Adjusted non-GAAP selling and administrative expenses $ 224,509 $ 234,174 * “Other” includes (i) amortization of intangible assets, (ii) certain executive recruitment and hiring-related expenses, (iii) certain third-party data center service outage expenses, and (iv) transformation costs, as applicable

Reconciliation of GAAP to Non-GAAP Financial Measures* (continued)

US Dollars in $000s, except per share data	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022
Adjusted Consolidated Earnings from Operations:						
GAAP consolidated EFO	$ 114,016	$ 93,417	$ 77,461	$ 79,849	$ 118,611	$ 129,556
Amortization of intangible assets	8,077	7,948	8,310	7,925	8,285	7,904
Other	6,172	1,583	8,186	1,783	2,812	4,234
Adjusted non-GAAP consolidated EFO	$ 128,265	$ 102,948	$ 93,957	$ 89,557	$ 129,708	$ 141,694
GAAP EFO as a percentage of net sales	4.6%	3.6%	3.3%	3.0%	5.0%	4.7%
Adjusted non-GAAP EFO as a percentage of net sales	5.1%	4.0%	4.0%	3.4%	5.5%	5.2%
Adjusted Consolidated Net Earnings:						
GAAP consolidated net earnings	$ 77,477	$ 62,133	$ 49,972	$ 56,631	$ 80,482	$ 89,184
Amortization of intangible assets	8,077	7,948	8,310	7,925	8,285	7,904
Amortization of debt discount and issuance costs	—	3,079	—	—	—	—
Other	6,172	1,583	8,186	1,783	2,812	4,234
Income taxes on non-GAAP adjustments	(3,533)	(3,192)	(4,201)	(2,400)	(3,032)	(3,078)
Adjusted non-GAAP consolidated net earnings	$ 88,193	$ 71,551	$ 62,267	$ 63,939	$ 88,547	$ 98,244
Adjusted Diluted Earnings Per Share:						
GAAP diluted EPS	$ 2.13	$ 1.69	$ 1.34	$ 1.53	$ 2.17	$ 2.42
Amortization of intangible assets	0.22	0.22	0.22	0.21	0.22	0.21
Amortization of debt discount and issuance costs	—	0.08	—	—	—	—
Other	0.17	0.04	0.22	0.05	0.08	0.11
Income taxes on non-GAAP adjustments	(0.10)	(0.09)	(0.11)	(0.06)	(0.08)	(0.08)
Impact of benefit from note hedge	0.11	0.09	0.11	0.08	0.17	0.12
Adjusted non-GAAP diluted EPS	$ 2.53	$ 2.03	$ 1.78	$ 1.81	$ 2.56	$ 2.78
Shares used in diluted EPS calculation	36,336	36,871	37,207	36,981	37,039	36,821
Impact of benefit from note hedge	(1,459)	(1,604)	(2,310)	(1,677)	(2,516)	(1,539)
Shares used in Adjusted non-GAAP diluted EPS calculation	34,877	35,267	34,897	35,304	34,523	35,282

Insight.

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable

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28

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 293 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, (vii) certain third-party data center service outage expenses, and (viii) the tax effects of each of these items, as applicable US Dollars in $000s, except per share data TTM Q2-21 TTM Q3-21 2021 TTM Q1-22 TTM Q2-22 TTM Q3-22 2022 TTM Q1-23 TTM Q2-23 TTM Q3-23 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 300,017 $ 321,686 $ 332,061 $ 344,886 $ 385,973 $ 393,101 $ 413,700 $ 411,312 $ 400,367 $ 401,950 Amortization of intangible assets 33,522 32,077 32,045 31,929 31,765 32,763 32,892 33,277 33,658 33,320 Other (3,566) (2,096) (1,634) 6,889 9,996 15,429 20,018 26,421 24,999 36,450 Adjusted non-GAAP consolidated EFO $ 329,973 $ 351,667 $ 362,472 $ 383,704 $ 427,734 $ 441,293 $ 466,610 $ 471,010 $ 459,024 $ 471,720 GAAP EFO as a percentage of net sales 3.5% 3.5% 3.5% 3.5% 3.7% 3.7% 4.0% 4.1% 4.1% 4.3 % Adjusted non-GAAP EFO as a percentage of net sales 3.8% 3.8% 3.8% 3.9% 4.1% 4.2% 4.5% 4.7% 4.7% 5.0 % Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 194,023 $ 210,600 $ 219,345 $ 232,808 $ 263,431 $ 265,264 $ 280,608 $ 273,949 $ 265,247 $ 268,178 Amortization of intangible assets 33,522 32,077 32,045 31,929 31,765 32,763 32,892 33,277 33,658 33,320 Amortization of debt discount and issuance costs 11,864 11,994 12,124 9,141 6,128 3,079 — — — — Other (3,566) (2,096) (1,634) 6,889 9,996 15,429 20,018 26,421 24,999 36,450 Income taxes on non-GAAP adjustments (10,317) (10,154) (10,325) (11,806) (11,843) (12,966) (13,306) (15,107) (15,061) (17,262) Adjusted non-GAAP consolidated net earnings $ 225,526 $ 242,421 $ 251,555 $ 268,961 $ 299,477 $ 303,569 $ 320,212 $ 318,540 $ 308,843 $ 320,686 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 5.36 $ 5.77 $ 5.95 $ 6.30 $ 7.15 $ 7.22 $ 7.66 $ 7.47 $ 7.22 $ 7.26 Amortization of intangible assets 0.93 0.88 0.87 0.86 0.86 0.89 0.90 0.91 0.92 0.90 Amortization of debt discount and issuance costs 0.33 0.33 0.33 0.25 0.17 0.08 — — — — Other (0.10) (0.06) (0.04) 0.19 0.27 0.42 0.55 0.72 0.68 0.99 Income taxes on non-GAAP adjustments (0.29) (0.28) (0.28) (0.32) (0.32) (0.35) (0.36) (0.41) (0.41) (0.47) Impact of benefit from note hedge 0.12 0.19 0.27 0.33 0.36 0.35 0.36 0.40 0.45 0.57 Adjusted non-GAAP diluted EPS $ 6.35 $ 6.83 $ 7.10 $ 7.61 $ 8.49 $ 8.61 $ 9.11 $ 9.09 $ 8.86 $ 9.25 Shares used in diluted EPS calculation 36,176 36,526 36,863 36,933 36,855 36,753 36,620 36,676 36,731 36,946 Impact of benefit from note hedge (674) (1,052) (1,453) (1,612) (1,583) (1,501) (1,466) (1,624) (1,868) (2,264) Shares used in Adjusted non-GAAP diluted EPS calculation 35,502 35,474 35,410 35,321 35,272 35,252 35,154 35,052 34,863 34,682

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 303 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, and (vi) the tax effects of each of these items, as applicable US Dollars in $000s, except per share data 2018 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 163,677 Amortization of intangible assets 15,737 Other 3,706 Income taxes on non-GAAP adjustments (4,767) Adjusted non-GAAP consolidated net earnings $ 178,353 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 4.55 Amortization of intangible assets 0.43 Other 0.10 Income taxes on non-GAAP adjustments (0.13) Impact of benefit from note hedge — Adjusted non-GAAP diluted EPS $ 4.95 Shares used in diluted EPS calculation 36,009 Impact of benefit from note hedge — Shares used in Adjusted non-GAAP diluted EPS calculation 36,009

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 313 Financial Results by Offering Category US Dollars in $000s Q3-21 Q4-21 FY 2021 Q1-22 Q2-22 Q3-22 Q4-22 FY 2022 Q1-23 Q2-23 Q3-23 Consolidated IEI by Offering Category Hardware $ 1,592,495 $ 1,631,046 $ 5,889,510 $ 1,673,588 $ 1,731,116 $ 1,572,275 $ 1,473,916 $ 6,450,895 $ 1,328,845 $ 1,310,273 $ 1,301,155 Software 531,744 582,644 2,230,617 636,699 618,126 596,922 645,145 2,496,892 638,800 635,336 588,999 Total Products 2,124,239 2,213,690 8,120,127 2,310,287 2,349,242 2,169,197 2,119,061 8,947,787 1,967,645 1,945,609 1,890,154 Agent Services 122,632 136,513 521,687 126,049 168,373 138,617 159,546 592,585 143,543 178,948 154,168 Insight Delivered Services 200,650 215,820 794,299 214,514 225,762 226,540 224,003 890,819 212,759 225,039 221,964 Total Services 323,282 352,333 1,315,986 340,563 394,135 365,157 383,549 1,483,404 356,302 403,987 376,132 Total Net Sales $ 2,447,521 $ 2,566,023 $ 9,436,113 $ 2,650,850 $ 2,743,377 $ 2,534,354 $ 2,502,610 $ 10,431,191 2,323,947 $ 2,349,596 $ 2,266,286 Product Cost $ 1,930,096 $ 2,013,825 $ 7,380,908 $ 2,107,209 $ 2,135,895 $ 1,956,679 $ 1,911,469 $ 8,111,252 1,772,729 $ 1,749,448 $ 1,697,543 Services Cost 152,880 167,343 607,648 164,780 169,593 178,417 170,582 683,372 159,903 166,958 159,873 Total Cost of Goods Sold $ 2,082,976 $ 2,181,168 $ 7,988,556 $ 2,271,989 $ 2,305,488 $ 2,135,096 $ 2,082,051 $ 8,794,624 1,932,632 $ 1,916,406 $ 1,857,416 Product Gross Profit $ 194,143 $ 199,865 $ 739,219 $ 203,078 $ 213,347 $ 212,518 $ 207,592 $ 836,535 194,916 $ 196,161 $ 192,611 Services Gross Profit 170,402 184,990 708,338 175,783 224,542 186,740 212,967 800,032 196,399 237,029 216,259 Total Gross Profit $ 364,545 $ 384,855 $ 1,447,557 $ 378,861 $ 437,889 $ 399,258 $ 420,559 $ 1,636,567 391,315 $ 433,190 $ 408,870 % of Total Net Sales Hardware 65% 64% 62% 63% 63% 62% 59% 62% 57% 56% 57 % Software 22% 23% 24% 24% 23% 24% 26% 24% 27% 27% 26 % Total Products 87% 86% 86% 87% 86% 86% 85% 86% 85% 83% 83 % Agent Services 5% 5% 6% 5% 6% 5% 6% 6% 6% 8% 7 % Insight Delivered Services 8% 8% 8% 8% 8% 9% 9% 9% 9% 10% 10 % Total Services 13% 14% 14% 13% 14% 14% 15% 14% 15% 17% 17% % of Total Services Net Sales Agent Services 38% 39% 40% 37% 43% 38% 42% 40% 40% 44% 41 % Insight Delivered Services 62% 61% 60% 63% 57% 62% 58% 60% 60% 56% 59 % Note: Numbers may not foot or cross foot due to immaterial rounding

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 323 Convertible Senior Notes • Insight Convertible Senior Notes - $350 million principal • Required to settle the convertible notes principal/par value in cash • Excess required to be settled in shares resulting in dilution in GAAP reported Diluted Earnings Per Share (“DEPS”) • DEPS incremental shares for GAAP reporting purposes are not issued at the time of reporting and are a non-GAAP exclusion for the Company (up to the strike price of the warrants of $103.12) • The bond hedge effectively raises the potential dilution point of the convertible notes and call spread from $68.32 up to $103.12, as illustrated below: NSIT stock price Relevance of stock price Net shares owed on Convertible Notes Net shares received from bond hedge Net shares owed on Warrants GAAP additional dilution * Non-GAAP additional dilution * $ 51.56 Price at issuance of Notes — — — — — $ 68.32 Conversion price of Notes — — — — — $ 88.82 Market trigger price 1,182,606 (1,182,606) — 1,182,606 — $ 103.12 Warrants strike price 1,729,056 (1,729,056) — 1,729,056 — $ 120.00 Example average quarterly stock price 2,206,493 (2,206,493) 720,658 2,927,151 720,658 $ 140.00 Example average quarterly stock price 2,623,160 (2,623,160) 1,349,587 3,972,747 1,349,587 $ 150.00 Example average quarterly stock price 2,789,827 (2,789,827) 1,601,158 4,390,985 1,601,158 Example calculation - net shares owed on Warrants Warrants issued [a] Excess ave. share price [b] Value of excess [c = a x b] Dilutive shares [d = c / $120] $120 average share price for quarter 5,123,160 $ 16.88 $ 86,478,941 720,658 *Additional shares to be included in our weighted average shares outstanding calculation for each quarter